Exhibit 10.11

LOCK-UP AGREEMENT

December     , 2004

Friedman, Billings, Ramsey & Co., Inc.

1001 Nineteenth Street North, 18th Floor

Arlington, Virginia 22209

Ladies and Gentlemen:

The undersigned understands and agrees as follows:

1. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) propose to enter into a Purchase/Placement Agreement (the “Purchase Agreement”) with People’s Choice Financial Corporation, a Maryland corporation (the “Company”), and certain selling stockholder, providing for (a) the initial purchase by FBR of shares of the Company’s common stock, $0.01 par value per share, and the resale of such shares by FBR to certain eligible purchasers, (b) the direct sale by the Company of shares of its common stock to certain accredited investors, and (c) an option for FBR to purchase or place additional shares of the Company’s common stock either for resale by FBR to certain eligible purchasers or for direct sale by the Company to certain accredited investors (all of such shares of the Company’s common stock are collectively referred to as the “Shares” and the transactions referred to in (a), (b) and (c) above are collectively referred to as the “Offering”), in each case, in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

2. In connection with the Offering and pursuant to the terms of a Registration Rights Agreement to be entered into in connection with the closing of the Offering, the Company has agreed to file with the Securities and Exchange Commission one or more registration statements providing for the resale of the Shares under the Securities Act.

3. In recognition of the benefit that the Offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of FBR (which consent may be withheld or delayed in FBR’s sole discretion), he, she or it will, subject to certain rights described below, refrain during the period commencing on the date of the Purchase Agreement and ending on the date that is the later of: (x) 180 days after the Closing Time (as defined in the Purchase Agreement); and (y) 90 days after the effective date of the Company’s shelf registration statement that provides for the resale of the Shares under the Securities Act, from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for equity securities of the Company, or (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of equity securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the Company or such other securities, in cash or otherwise.

Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company’s charter, the undersigned may transfer any securities of the Company (including, without limitation, common stock) as follows: (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; (iii) as a distribution to shareholders, partners or members of the undersigned, provided that such shareholders, partners or members agree to be bound in writing by the restrictions set forth herein; (iv) any transfer required under any benefit plans or the Company’s charter; (v) as collateral for any loan, provided that the lender agrees in writing to be bound by the restrictions set forth in herein; (vi) with respect to sales of securities acquired after the Closing Time (other than securities acquired from the Company or securities subject to restrictions similar to those set forth herein) or (vii) to an executor or heir in the event of the death of the undersigned, provided that any such executor and heir agree to be bound in writing by the restrictions set forth herein; in addition, during the period, if any, between the 181st day after the Closing Time and the day immediately prior to the effective date of the Company’s shelf registration statement that provides for the resale of the Shares under the Securities Act, subject to applicable securities laws and the restrictions contained in the Company’s charter, the undersigned (but not any donee, trustee, shareholder, partner or member, beneficiary, lender or other permitted transferee of the undersigned pursuant to clauses (i), (ii), (iii), (v), (vi) and (vii) above collectively, “Permitted Transferees”) may, transfer (in addition to any transfer by the undersigned to any Permitted Transferee) up to that number of shares of securities of the Company (including, without limitation, common stock) equal to one percent (1%) of the total number of shares of common stock of the Company outstanding immediately after the Closing Time (subject to equitable adjustment in the event of a stock split or similar event). For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

For the avoidance of doubt, nothing contained herein shall prevent the undersigned from, or restrict the ability of the undersigned to, (i) purchase common stock or other securities of the Company or (ii) exercise any options or other convertible securities granted under any benefit plan of the Company.

4. The undersigned acknowledges that FBR is relying on the agreements of the undersigned set forth herein in making its decision to enter into the Purchase Agreement and to continue its efforts in connection with the Offering.

5. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

6. This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,

Name:
Title:

(Address)

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